UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-53600

Date of Report:  October 21, 2011

CHINA YCT INTERNATIONAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	65-2954561
(State of other jurisdiction of	(IRS Employer
incorporation or organization	Identification No.)

c/o Shandong Spring Pharmaceutical Co., Ltd Economic Development Zone Gucheng Road Sichui County, Shandong Province, PR China	273200
(Address of principal executive offices)	(Zip Code)

86-537-4268278
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

China YCT International Group, Inc. ( “CYIG”) entered into an Amendment Agreement (the “Amendment Agreement”) as of October 21, 2011, with L.Y. Research Corporation (“LY Research”) and acknowledged by LY (HK) Biotech Ltd. (“LYHK”), a subsidiary of LY Research,(LYHK and LY Research are collectively the “Seller”)), to amend the Purchase Agreement amongst the parties, dated as of February 28, 2011, as amended and restated as of August 15, 2011 (the “Purchase Agreement”).

The Purchase Agreement provides, in part, for the transfer to CYIG of US patent No. 6,475,531 B1, titled “Safe Botanical Drug for Treatment and Prevention of Influenza and Increasing Immune Function” (the “Patent”), in consideration for the issuance of shares of common stock of CYIG. CYIG delivered 44,254,952 shares of common stock, which constituted 60% of the then issued and outstanding shares of common stock of CYIG, to a designee of Seller in consideration for the assignment of the Patent by LYHK on January 25, 2011.

The Amendment Agreement provides in part that:

(1)
In the event that CYIG cannot, within one year from October 21, 2011, either (i) raise a minimum of $20,000,000 in gross proceeds from a debt or equity financing, or a series of debt and/or equity financings (the “Financing”), or (ii) list its common stock on NASDAQ or a major foreign stock exchange, then the shares (the “Shares”) issued pursuant to the Purchase Agreement shall be returned to CYIG and the Patent shall be returned to LY Research and the Purchase Agreement, as amended, shall be cancelled and of no further force or effect; and

(2)
LY Research agrees that it waives its right to (i) vote the Shares and (ii) receive any dividends or other distributions from CYIG until the earlier of (a) completion of the Financing or (b) the listing of the shares of common stock of CYIG on NASDAQ or a major foreign stock exchange.

LY Hollding Limited, an affiliate of Seller, which is the holder of the shares of common stock issued under the Purchase Agreement, has also agreed to perform all of the obligations of Seller with respect to such shares of common stock pursuant to the terms of  the Purchase Agreement, as amended.

The foregoing summary of the Amendment Agreement, does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendment Agreement, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	Amendment Agreement, dated as of October 21, 2011 between China YCT International Group, Inc. and L.Y. Research Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China YCT International Group, Inc.

Dated: October 24, 2011	By:	/s/ Yan Tinghe
Yan Tinghe
Chief Executive Officer